[LOGO]                                  STATEMENT OF ADDITIONAL INFORMATION
FORUM                                   ----------------------------------------
FUNDS
                                        February 15, 2003
                                        As Amended March 10, 2003

INVESTMENT ADVISER:                     BROWN ADVISORY SMALL-CAP
                                        GROWTH FUND
Brown Investment Advisory
Incorporated                            BROWN ADVISORY GROWTH EQUITY
901 S. Bond Street                      FUND
Suite 400
Baltimore, Maryland 21231

ACCOUNT INFORMATION AND SHAREHOLDER
SERVICES:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 540-6807
(207) 879-0001

This Statement of Additional Information ("SAI") supplements the Prospectus dated February 15, 2003, as may be amended from time to time, offering Institutional Shares, A Shares and B Shares of Brown Advisory Small-Cap Growth Fund and Institutional Shares and A Shares of Brown Advisory Growth Equity Fund, two separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial statements for the Funds for the year ended May 31,2002 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Financial statements for the Funds for the semi-annual period ended November 30, 2002 are included in the Semi-Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report and Semi-Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
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Glossary                                                                       1

Investment Policies and Risks                                                  2

Investment Limitations                                                         7

Performance Data and Advertising                                               9

Management                                                                    13

Portfolio Transactions                                                        22

Purchase and Redemption Information                                           24

Taxation                                                                      27

Other Matters                                                                 31

Appendix A - Description of Securities Ratings                               A-1

Appendix B - Miscellaneous Tables                                            B-1

Appendix C - Performance Data                                                C-1

GLOSSARY
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As used in this SAI, the following terms have the meanings listed.

          "Adviser" means Brown Investment Advisory Incorporated.

          "Board" means the Board of Trustees of the Trust.

          "CFTC" means Commodities Future Trading Commission.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Custodian" means the custodian of each Fund's assets.

          "FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

          "FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

          "FFS" means Forum Fund Services, LLC, the distributor of each Fund's shares.

          "Fitch" means Fitch Ratings.

          "FSS" means Forum Shareholder Services, LLC, the transfer agent of each Fund.

          "Fund" means Brown Advisory Small-Cap Growth Fund or Brown Advisory Growth Equity Fund.

          "IRS" means Internal Revenue Service.

          "Moody's" means Moody's Investors Service.

          "NAV" means net asset value per share.

          "NRSRO" means a nationally recognized statistical rating organization.

          "SAI" means Statement of Additional Information.

          "SEC" means the U.S. Securities and Exchange Commission.

          "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

          "Trust" means Forum Funds.

          "U.S." means United States.

          "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          "1933 Act" means the Securities Act of 1933, as amended.

          "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS
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Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds can make.

1.       SECURITY RATINGS INFORMATION

Each Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debtobligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Unrated securities may not be as actively traded as rated securities.

Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

2.       COMMON AND PREFERRED STOCK

A.       GENERAL

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B.       RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

3.       CONVERTIBLE SECURITIES

A.       GENERAL

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B.       RISKS

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

4.       WARRANTS

A.       GENERAL

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B.       RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

5.       DEPOSITARY RECEIPTS

A.       GENERAL

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. Each Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

B.       RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

6.       FOREIGN SECURITIES

Each Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

7.       OPTIONS AND FUTURES

A.       GENERAL

A Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. A Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by a Fund must be traded on an exchange or over-the-counter.

A Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. A Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, each Fund has no intention of investing in options or futures for purposes other than hedging. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

B.       OPTIONS ON SECURITIES

A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

C.       OPTIONS ON STOCK INDICES

A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

D.       OPTIONS ON FUTURES

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

E.       FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS

A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

F.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

8.       BORROWING

A.       GENERAL

Each Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund's total assets. The Funds will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B.       RISKS

Borrowing creates the risk of magnified capital losses. If a Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. A Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on a Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, a Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by a Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed, the greater potential of gain or loss to a Fund.

9.       ILLIQUID AND RESTRICTED SECURITIES

A.       GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

C.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

D.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

10.      TEMPORARY DEFENSIVE POSITION

Each Fund may invest in prime quality money market instruments, pending investment of cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which each Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

11.      CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
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For purposes of all investment policies of each Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

1.       FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. Each Fund may not:

A.       BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

C.       DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

D.       UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

E.       MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

F.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

G.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

H.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

2.       NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

A.       SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B.       SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

C.       ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D.       PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E.       BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

F.       OPTIONS AND FUTURES CONTRACTS

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

G.       EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

H.       CONCENTRATION

Purchase a security if, as a result, more than 25% of a Fund's total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund's fundamental or non-fundamental concentration policies unless the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

PERFORMANCE DATA AND ADVERTISING
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1.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund class may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Smith Barney Indices, the Lehman Bond Indices, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of a Fund class to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund class.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The performance of a Fund class thereof will fluctuate in response to market conditions and other factors.

2.       PERFORMANCE CALCULATIONS

The performance of a Fund class may be quoted in terms of or total return. Tables 1 through 3 in Appendix C includes performance information for each Fund class.

3.       TOTAL RETURN CALCULATIONS

The total return of a Fund class shows that Fund class' overall change in value, including changes in share price, and assumes all of the Fund's distributions are reinvested.

Total return figures are based on amounts invested in a Fund class thereof net of sales charges that may be paid by an investors. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

A.       AVERAGE ANNUAL TOTAL RETURN

Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return, each Fund class: (1)
determines the growth or decline in value of a hypothetical historical investment in the Fund class over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund class.

Average annual total return before taxes on distributions and/or the sale of shares of a Fund class is calculated according to the following formula:

         P(1+T)n = ERV

         Where:

                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV =             ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Average annual total return, after taxes on distributions, but before taxes on the sale of shares of a Fund class, is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:

                  P =               hypothetical initial payment of $1,000;
                  T =               average annual total return (after taxes on distributions);
                  n =               period covered by the computation, expressed in years.
                  ATV[D]=           ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment  date. The rates used  correspond  to the tax  character of each  component of the  distributions
(e.g., ordinary income rate for ordinary income  distributions,  ordinary income tax rate for short-term capital gain distributions,  long-term capital gain rate for long-term capital gain distributions).  The taxable amount and tax character of each distribution will be as specified by a Fund on the dividend  declaration
date,   unless   adjusted   to  reflect   subsequent   re-characterizations   of
distributions.  Distributions  are adjusted to reflect the federal tax impact of the distribution on an individual  taxpayer on the reinvestment date. The effect of  applicable  tax  credits,  such as the foreign  tax  credit,  are taken into account in accordance with federal tax law. Note that the required tax rates may vary over the measurement period.

Average annual total return, after taxes on distributions and sale of shares of a Fund class, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:

                  P =               hypothetical initial payment of $1,000;
                  T =               average annual total return (after taxes on distributions and sale of Fund shares);
                  n =               period covered by the computation, expressed in years.
                  ATV[DR]=          ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares.


                                       10


The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and for shares acquired through reinvested dividends. A Fund class does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial
$1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

A Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. A Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because average annual total returns tend to smooth out variations in a Fund class' returns, shareholders should recognize that they are not the same as actual year-by-year results.

B.       OTHER MEASURES OF TOTAL RETURN

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, a Fund class may quote unaveraged or cumulative total returns, which reflect the Fund class' performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a fund's front-end sales charge or contingent deferred sales charges.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:

                  PT       =        period total return
                  The other definitions are the same as in average annual total return above

4.       OTHER MATTERS

A Fund may also include a variety of information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in a Fund class over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of the Fund or a Fund class as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund class' performance.

A Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                         SYSTEMATIC                                SHARE                                 SHARES
       PERIOD            INVESTMENT                                PRICE                                PURCHASED

         1                  $100                                    $10                                   10.00
         2                  $100                                    $12                                   8.33
         3                  $100                                    $15                                   6.67
         4                  $100                                    $20                                   5.00
         5                  $100                                    $18                                   5.56
         6                  $100                                    $16                                   6.25
                      ------------------                     ------------------                     ------------------
     Total Invested:        $600             Average Price:       $15.17             Total Shares:        41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors with an introduction into the Fund's, the Trust's or any of the Trust's service providers' policies or business practices.

MANAGEMENT
--------------------------------------------------------------------------------

1.       TRUSTEES AND OFFICERS

The Trustees and officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Adviser or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The names of the Trustees and officers of the Trust, their position with the Trust, address, length of service to the Trust, date of birth and principal occupations during the past five years are set forth below. The table also includes information concerning the number of portfolios overseen by each Trustee within the same fund complex, which includes three other investment companies for which Forum Financial Group, LLC provides services, as well as information regarding other trusteeships/directorships held by each Trustee.

--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                             POSITION    LENGTH OF         PRINCIPAL OCCUPATION(S)       COMPLEX        TRUSTEESHIPS
          NAME,              WITH THE      TIME                   DURING               OVERSEEN BY        HELD BY
     AGE AND ADDRESS          TRUST       SERVED               PAST 5 YEARS              TRUSTEE          TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
INTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
John Y. Keffer 1            Chairman    1989-       Member and Director, Forum        30             Chairman/
Born:  July 15, 1942        President   Present     Financial Group, LLC (a mutual                   President,
Two Portland Square                                 fund services holding company)                   Monarch Funds
Portland, ME 04101
                                                    Director, various affiliates of
                                                    Forum Financial Group, LLC
                                                    including Forum Fund Services,
                                                    LLC (Trust's underwriter)

                                                    Chairman/President of two other
                                                    investment companies within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

(1) John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.


                                       13


--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                             POSITION    LENGTH OF         PRINCIPAL OCCUPATION(S)       COMPLEX        TRUSTEESHIPS
          NAME,              WITH THE      TIME                   DURING               OVERSEEN BY        HELD BY
     AGE AND ADDRESS          TRUST       SERVED               PAST 5 YEARS              TRUSTEE          TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
DISINTERESTED TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Costas Azariadis            Trustee     1989-       Professor of Economics,           28             None
Born:  February 15, 1943                Present     University of California-Los
Department of Economics                             Angeles
University of California
Los Angeles, CA 90024                               Visiting Professor of
                                                    Economics, Athens University of
                                                    Economics and Business 1998 -
                                                    1999

                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
James C. Cheng              Trustee     1989-       President, Technology Marketing   28             None
Born:  July 26, 1942                    Present     Associates
27 Temple Street                                    (marketing company for small
Belmont, MA 02718                                   and medium sized businesses in
                                                    New England)

                                                    Trustee of one other investment
                                                    company within the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
J. Michael Parish           Trustee     1989-       Partner, Wolfe, Block, Schorr     28             None
Born:  November 9, 1943                 Present     and Solis-Cohen LLP (law firm)
250 Park Avenue                                     since 2002
New York, NY 10177
                                                    Partner, Thelen Reid &
                                                    Priest LLP (law firm) since
                                                    1995 Trustee of one other
                                                    investment company within
                                                    the fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------


                                       14


--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
                             POSITION    LENGTH OF         PRINCIPAL OCCUPATION(S)       COMPLEX        TRUSTEESHIPS
          NAME,              WITH THE      TIME                   DURING               OVERSEEN BY        HELD BY
     AGE AND ADDRESS          TRUST       SERVED               PAST 5 YEARS              TRUSTEE          TRUSTEES
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
         OFFICERS
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Thomas G. Sheehan           Vice        2000-       Director of Business              N/A            N/A
Born:  July 15, 1954        President/  Present     Development, Forum Financial
Two Portland Square         Assistant               Group, LLC since 2001
Portland, ME 04101          Secretary
                                                    Managing Director and Counsel,
                                                    Forum Financial Group, LLC from
                                                    1993 to 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Lisa J. Weymouth            Vice        2001-       Director and Manager, Forum       N/A            N/A
Born:  May 4, 1968          President/  Present     Shareholder Services, LLC
Two Portland Square         Assistant               (transfer agent)
Portland, Maine  04101      Secretary
                                                    Director, Forum Administrative
                                                    Services, LLC (mutual fund
                                                    administrator) since 2001
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Stacey E. Hong              Treasurer   2002-       Director, Forum Accounting        N/A            N/A
Born:  May 10, 1966                     Present     Services, LLC since 1992
Two Portland Square
Portland, ME 04101                                  Treasurer of three other
                                                    investment companies within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------
Leslie K. Klenk             Secretary   1998-       Counsel, Forum Financial Group,   N/A            N/A
Born:  August 24, 1964                  Present     LLC since 1998
Two Portland Square
Portland, ME 04101                                  Associate General Counsel,
                                                    Smith Barney Inc. (brokerage
                                                    firm) 1993 - 1998

                                                    Secretary of one other
                                                    investment company within the
                                                    fund complex
--------------------------- ----------- ----------- --------------------------------- -------------- -------------------

2.       TRUSTEE OWNERSHIP IN EACH FUND AND FAMILY OF INVESTMENT COMPANIES

------------------------------------- ----------------------------------------- --------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                     OWNERSHIP AS OF DECEMBER 31,
                                              DOLLAR RANGE OF BENEFICIAL            2002 IN ALL FUNDS OVERSEEN BY
                                              OWNERSHIP IN THE FUND AS OF           TRUSTEE IN THE SAME FAMILY OF
              TRUSTEES                            DECEMBER 31, 2002                       INVESTMENT COMPANIES
------------------------------------- ----------------------------------------- --------------------------------------
INTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
John Y. Keffer                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
Costas Azariadis                                        None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
James C. Cheng                                          None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
J. Michael Parish                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------

3.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.       INFORMATION CONCERNING TRUST COMMITTEES

A.       AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal period ended May 31, 2002, the Audit Committee met once.

B.       NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Disinterested Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Disinterest Trustees recommended by security holders. During the fiscal year period May 31, 2002, the Nominating Committee did not meet.

C.       VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of all of the Trust's Trustees, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the the fiscal period ended May 31, 2002, the Valuation Committee met two times.

5.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust is paid a quarterly retainer fee of $1,500 for his service to the Trust. In addition, each Trustee will be paid a fee of $750 for each Board meeting attended (whether in person or by electronic communication). Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for his service as Trustee of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund's and the Fund Complex which includes all series of the Trust and three other investment companies for which Forum Financial Group, LLC provides services for the fiscal year ended May 31, 2002.

                                                                                                       TOTAL
                                                                                                   COMPENSATION
                              COMPENSATION                                                        FROM TRUST AND
        TRUSTEE                 FROM FUND              BENEFITS              RETIREMENT            FUND COMPLEX
John Y. Keffer                     $0.00                  $0                     $0                      $0.00
.......................... ...................... ...................... ...................... ......................
Costas Azariadis                $2084.00                  $0                     $0                  18,750.00
.......................... ...................... ...................... ...................... ......................
James C. Cheng                  $2084.00                  $0                     $0                  18,750.00
.......................... ...................... ...................... ...................... ......................
J. Michael Parish               $2084.00                  $0                     $0                  18,750.00

6.       INVESTMENT ADVISER

A.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for the Fund. B. OWNERSHIP OF ADVISER The Adviser is a fully owned subsidiary of Brown Advisory and Trust Company, a trust company operating under the laws of Maryland. The Adviser is a fully owned subsidiary of Brown Capital Holdings Incorporate, a holding company incorporated under the laws of Maryland in 1998.

C.       FEES

The Adviser's fee is calculated as a percentage of a Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

D.       OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

E.       ADVISORY AGREEMENT APPROVAL

In approving the continuation of the Advisory Agreement with respect to each Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to each Fund, including information provided by the Adviser regarding its personnel servicing each Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics, compliance violations or regulatory problems since the last Advisory Approval.

The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. Although the Brown Advisory Small-Cap Growth Fund's performance was in the bottom quartile of its Lipper Inc. comparison group for the 1 month, 3 month, 6 month, 9 month and 1 year periods ended May 31, 2002 and the Brown Advisory Growth Equity Fund's performance was in the bottom quartile of its Lipper Inc. comparison group for the 3 month, 6 month, 9 month and 1 year periods ended May 31, 2002, the Board noted that each Fund generally underperforms in down markets and out-performs during market recoveries. The Board also noted that the market environment has been negative since its last approval of the Advisory Agreement.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund and the Adviser's trading policies and average commissions per trade charged to each Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Funds.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

4.       DISTRIBUTOR

A.       SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and FSS are each controlled indirectly by Forum Financial Group, LLC, which is controlled by John Y. Keffer.

Under a distribution agreement with the Trust (the "Distribution Agreement"), FFS acts as the agent of the Trust in connection with the offering of shares of each Fund. FFS continually distributes shares of each Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of each Fund.

FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of each Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of a Fund are sold without a sales charge. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's A Shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS, and the amount of sales charge retained by FFS. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

B.       OTHER PROVISIONS OF THE DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders, or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FFS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FFS in connection with the preparation of the Registration Statement.

C. DISTRIBUTION PLAN - A AND B SHARES OF BROWN ADVISORY SMALL-CAP GROWTH FUND AND A SHARES OF BROWN ADVISORY GROWTH EQUITY FUND

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for A Shares and B Shares of Brown Advisory Small-Cap Growth Fund and A Shares of Brown Advisory Growth Equity Fund which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of A Shares and up to 0.75% of B Shares as compensation for FFS's services as distributor.

The Plan provides that FFS may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by FFS or others in connection with the offering of A Shares and B Shares of Brown Advisory Small - Cap Growth Fund and A Shares of Brown Advisory Growth Equity Fund.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). In addition, the Plan requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate FFS for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Qualified Trustees. The Plan may be terminated with respect to a Fund class at any time by the Board, by a majority of the Qualified Trustees or by that class' shareholders.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to FFS or its agents, the amount of fees waived by FFS or its agents and the actual fees received by FFS and its agents under the Plan. This information is provided for the past three years (or shorter period depending on the Fund's commencement of operations).

5.       OTHER FUND SERVICE PROVIDERS

A.       ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, FAdS receives a fee from each Fund at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.075% of the Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice to the Trust.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on each Fund's commencement of operations).

B.       FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV of each Fund and preparing the Fund's financial statements and tax returns.

For its services, FAcS receives a fee from each Fund a monthly fee of $3,000, $1,000 for each class above one and certain surcharges based upon the Fund's asset level as well as the number and type of the Fund's portfolio transactions and positions. Each Fund also pays FAcS a yearly fee of $3,000 for tax preparation services. The fees paid to FAcS are accrued daily by each Fund and is paid monthly based, in part, on transactions and positions for the previous month.

The Accounting Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV, FAcS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and each Fund.

Table 5 in Appendix B shows the dollar amount of the fees payable by each Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data is for the past three fiscal years (or shorter period depending on each Fund's commencement of operations).

C.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), FSS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. FSS is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, FSS receives a fee from each Fund a monthly fee of $1,500 plus $1,000 per month for each additional class above one. Each Fund also pays FSS an annual per account fee of $25 per open shareholder account and $5 per closed shareholder account. The fees paid to FSS are accrued daily by each Fund and paid monthly.

The Transfer Agency Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust). The Transfer Agency Agreement is terminable without penalty by the Trust or by FFS with respect to a Fund on 60 days' written notice.

Under the Transfer Agency Agreement, FSS is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, FSS and certain related parties (such as FSS's officers and persons who control FSS) are indemnified by the Trust against any and all claims and expenses related to FSS's actions or omissions that are consistent with FSS's contractual standard of care.

Table 6 in Appendix B shows the dollar amount of the fees payable by each Fund to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

SHAREHOLDER SERVICING AGENT - B SHARES OF BROWN ADVISORY SMALL-CAP GROWTH FUND. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and FAdS, FAdS is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by FSS ("Shareholder Servicing Activities") with respect to B Shares of Brown Advisory Small - Cap Growth Fund. Under the Plan, FAdS may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in a Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records for shareholders of a Fund;
(2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records; (4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds; (6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through FAdS, with respect to Brown Advisory Small-Cap Growth Fund a fee of up to 0.25% of the average daily net assets of B Shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by FAdS.

CUSTODIAN. As custodian, pursuant to an agreement with the Trust, Forum Trust LLC safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

LEGAL COUNSEL. Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT AUDITORS. Deloitte & Touch LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, independent auditors, have been selected as independent auditors for each Fund. The auditor audits the annual financial statements of each Fund and provides each Fund with an audit opinion. The auditors also review certain regulatory filings of each Fund and the Funds' tax returns.

PORTFOLIO TRANSACTIONS
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1.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.       COMMISSIONS PAID

Table 7 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. Neither Fund has any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.       CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

5.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than a Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal data bases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and each Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

10.      SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or (3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Funds' holdings at those securities as of the Funds' most recent fiscal year.

PURCHASE AND REDEMPTION INFORMATION
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1.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund class accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class are sold on a continuous basis by the distributor at net asset value ("NAV") plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be lower than the Fund class' NAV.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.       UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, each Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. A Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.       ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of a Fund class at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. A Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

8.       REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.       NAV DETERMINATION

In determining a Fund class' NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.      DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at a Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

11.      INITIAL SALES CHARGES (A SHARES ONLY)

A.       REDUCED SALES CHARGES

You may qualify for a reduced sales charge on purchases of each Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold in a Fund's A Shares or A Shares of other Trust series managed by the Adviser. To qualify for ROA on a purchase, you must inform FSS and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund's A Shares within a period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay a Fund's A Shares an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

B.       ELIMINATION OF INITIAL SALES CHARGES

No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

     o A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC

     o Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

     o Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

     o Any person who has, within the preceding 90 days, redeemed Fund shares and completes a reinstatement form upon investment (but only on purchases in amounts not exceeding the redeemed amounts)

     o Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for the Fund

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the applicable Fund.

12.       CONTINGENT DEFERRED SALES CHARGE (B SHARES ONLY)

With respect to the Fund's B Shares, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and (5) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of each Fund is May 31 (the same as the Fund's fiscal year end).

2.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

4.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

6.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.       SALE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.       BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

9.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

10.      STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

11.      FOREIGN INCOME TAX

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle each Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS

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1.       THE TRUST AND ITS SHAREHOLDERS

A.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund(1)            Investors Bond Fund
Brown Advisory Intermediate Bond Fund(1)        Maine TaxSaver Bond Fund
Brown Advisory International Fund(1)            Mastrapasqua Growth Value Fund
Brown Advisory Maryland Bond Fund(1)            New Hampshire TaxSaver Bond Fund
Brown Advisory Small-Cap Growth Fund(2)         Payson Balanced Fund
Brown Advisory Value Equity Fund(1)             Payson Value Fund
Daily Assets Cash Fund(3)                       Polaris Global Value Fund
Daily Assets Government Fund(3)                 Shaker Fund(5)
Daily Assets Government Obligations Fund(3)     TaxSaver Bond Fund
Daily Assets Treasury Obligations Fund(4)       Winslow Green Growth Fund
DF Dent Premier Growth Fund

(1) The Trust offers shares of beneficial interest in an institutional and A share class of this series.
(2) The Trust offers shares of beneficial interest in an institutional, A and B share class of this series.
(3) The Trust offers shares of beneficial interest in an institutional, institutional service and investor share class of these series.
(4) The Trust offers shares of beneficial interest in an institutional and institutional service share class of this series.
(5) The Trust offers shares of beneficial interest in an intermediary, A, B and C share classes of this series

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each Fund will continue indefinitely until terminated.

B.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect the performance of the Fund or class. For more information on any other Fund or class of the Trust, investors may contact FSS.

C.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D.       TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E.       FUND OWNERSHIP

As of February 5, 2003, the percentage of shares of each Fund and Fund class owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each Fund or each Fund class, the table reflects "N/A" for not applicable.

------------------------------------------------- --------------------- ---------------------- ----------------------
BROWN ADVISORY SMALL - CAP GROWTH FUND

                                                  Number of Shares      Percentage of Class    Percentage of Fund
                                                  Owned                 Owned                  Owned
------------------------------------------------- --------------------- ---------------------- ----------------------
Institutional Shares                              N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------

------------------------------------------------- --------------------- ---------------------- ----------------------
A Shares                                          N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------

------------------------------------------------- --------------------- ---------------------- ----------------------
B Shares                                          N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------

------------------------------------------------- --------------------- ---------------------- ----------------------
BROWN ADVISORY GROWTH EQUITY FUND                 NUMBER OF SHARES      PERCENTAGE OF CLASS    PERCENTAGE OF FUND
                                                  OWNED                 OWNED                  OWNED
------------------------------------------------- --------------------- ---------------------- ----------------------
Institutional Shares                              N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------

------------------------------------------------- --------------------- ---------------------- ----------------------
A Shares                                          N/A                   N/A                    N/A
------------------------------------------------- --------------------- ---------------------- ----------------------

------------------------------------------------- --------------------- ---------------------- ----------------------

Also as of that date, certain shareholders of record owned 5% or more of the shares of a Fund. Shareholders known by a Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 5, 2003, the following shareholders may be deemed to control each Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

CONTROLLING PERSON INFORMATION

------------------------------------------------- --------------------- ----------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND                NUMBER OF SHARES     PERCENTAGE OF FUND
                                                         OWNED                  OWNED
------------------------------------------------- --------------------- ----------------------
Brown Advisory and Trust Company                     13,155,575.327             82.45
19 South Street
Baltimore, MD 21202
------------------------------------------------- --------------------- ----------------------

------------------------------------------------- --------------------- ----------------------
BROWN ADVISORY GROWTH EQUITY FUND                   NUMBER OF SHARES     PERCENTAGE OF FUND
                                                         OWNED                  OWNED
------------------------------------------------- --------------------- ----------------------
Brown Advisory and Trust Company                     4,579,588.913              95.64
19 South Street
Baltimore, MD 21202
------------------------------------------------- --------------------- ----------------------

F.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G.       CODE OF ETHICS

The Trust, the Adviser and FFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Trust, the Adviser and FFS. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Funds, subject to certain limitations.

2.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

3.       FINANCIAL STATEMENTS

The financial statements of each of Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund for the fiscal year ended May 31, 2002 and the six-month period ended November 30, 2002, which are included in the Funds' Annual Report and Semi-Annual Report to shareholders, respectively, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports (if applicable).

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
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CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA        Bonds,  which are rated Ba, are judged to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

          Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C         This is the lowest  rated  class of  preferred  or  preference  stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D         A short-term  obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

BROWN ADVISORY SMALL-CAP GROWTH FUND             ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                    PAYABLE                  WAIVED                 RETAINED
  Year Ended May 31, 2002                          $1,254,288                    $0                $1,254,288
  Year Ended May 31, 2001                            $979,622                $2,819                  $976,803
  June 28, 1999 to May 31, 2000                      $667,550               $67,913                  $599,637

BROWN ADVISORY GROWTH EQUITY FUND                ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                    PAYABLE                  WAIVED                 RETAINED
  Year Ended May 31, 2002                            $278,631              $278,631                        $0
  Year Ended May 31, 2001                            $262,571              $160,867                  $101,704
  June 28, 1999 to May 31, 2000                      $157,189              $114,368                   $42,821

TABLE 2 - SALES CHARGES - A SHARES ONLY

The following table shows the dollar amount of aggregate sales charge paid to FFS, the amount retained, and the amount reallowed to financial institutions in connection with purchases of each Fund's A Shares.

BROWN ADVISORY SMALL-CAP GROWTH FUND            AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
   N/A                                                N/A                     N/A                      N/A

BROWN ADVISORY GROWTH EQUITY FUND               AGGREGATE SALES              AMOUNT                  AMOUNT
                                                    CHARGE                  RETAINED                REALLOWED
   N/A                                                N/A                     N/A                      N/A

Sales charge information is not provided because neither Fund's A Shares have completed their initial fiscal year end period prior to the date of this SAI.

TABLE 3 - RULE 12B-1 FEES - A AND B SHARES:  BROWN ADVISORY SMALL-CAP GROWTH FUND
                            A SHARES:  BROWN ADVISORY GROWTH EQUITY FUND

The following table shows the dollar amount of fees payable to FFS by a Fund, the amount of fee that was waived by FFS, if any, and the actual fees received by FFS.

BROWN ADVISORY SMALL-CAP GROWTH FUND                  FEE                     FEE                      FEE
                                                    PAYABLE                  WAIVED                 RETAINED
   A Shares                                           N/A                     N/A                      N/A
   B Shares                                           N/A                     N/A                      N/A

Rule 12b-1 fee information is not provided because the Fund's A and B Shares have yet to complete their initial fiscal year end period.

BROWN ADVISORY GROWTH EQUITY FUND                     FEE                     FEE                      FEE
                                                    PAYABLE                  WAIVED                 RETAINED
   A Shares                                           N/A                     N/A                      N/A

Rule 12b-1 fee information is not provided because the Fund's A Shares have yet to complete their initial fiscal year end period.


                                      B-1


TABLE 4 - ADMINISTRATION FEES

The following tables show the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fees received by FAdS.

BROWN ADVISORY SMALL-CAP GROWTH FUND            ADMINISTRATION           ADMINISTRATION          ADMINISTRATION
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2002                          $118,598                    $0                   $118,598
  Year Ended May 31, 2001                           $97,653                    $0                    $97,653
  June 28, 1999 to May 31, 2000                     $66,483                    $0                    $66,483

BROWN ADVISORY GROWTH EQUITY FUND               ADMINISTRATION           ADMINISTRATION          ADMINISTRATION
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2002                           $40,000                    $0                    $40,000
  Year Ended May 31, 2001                           $40,000                    $0                    $40,000
  June 28, 1999 to May 31, 2000                     $36,889                    $0                    $36,889

TABLE 5 - ACCOUNTING FEES

The following tables show the dollar amount of fees paid to FAcS with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fees received by FAcS.

BROWN ADVISORY SMALL-CAP GROWTH FUND            ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
                                                    PAYABLE                  WAIVED                 RETAINED
  Year Ended May 31, 2002                           $39,000                    $0                    $39,000
  Year Ended May 31, 2001                           $38,900                    $0                    $38,900
  June 28, 1999 to May 31, 2000                     $37,400                    $0                    $37,400

BROWN ADVISORY GROWTH EQUITY FUND               ACCOUNTING FEE           ACCOUNTING FEE          ACCOUNTING FEE
                                                    PAYABLE                  WAIVED                 RETAINED
  Year Ended May 31, 2002                           $39,000                    $0                    $39,000
  Year Ended May 31, 2001                           $40,900                    $0                    $40,900
  June 28, 1999 to May 31, 2000                     $37,400                    $0                    $37,400

TABLE 6 - TRANSFER AGENCY FEES

The following tables show the dollar amount of fees payable to FSS with respect to each Fund, the amount of fee that was waived by FSS, if any, and the actual fees received by FSS.

BROWN ADVISORY SMALL-CAP GROWTH FUND            TRANSFER AGENCY         TRANSFER AGENCY          TRANSFER AGENCY
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2002                           $21,294                    $0                    $21,294
  Year Ended May 31, 2001                           $20,299                    $0                    $20,299
  June 28, 1999 to May 31, 2000                     $17,667                    $0                    $17,667

BROWN ADVISORY GROWTH EQUITY FUND               TRANSFER AGENCY         TRANSFER AGENCY          TRANSFER AGENCY
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
  Year Ended May 31, 2002                           $19,448                    $0                    $19,448
  Year Ended May 31, 2001                           $19,128                    $0                    $19,128
  June 28, 1999 to May 31, 2000                     $17,127                    $0                    $17,127

TABLE 7 - COMMISSIONS

The following table shows the aggregate brokerage commissions of Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund. The data is for the past three fiscal years (or shorter period if a Fund has been in operation for a shorter period).

                                                                    TOTAL              % OF
                                                                  BROKERAGE          BROKERAGE            % OF
                                                                 COMMISSIONS     COMMISSIONS PAID     TRANSACTIONS
                                                 TOTAL         ($) PAID TO AN          TO AN           EXECUTED BY
                                               BROKERAGE      AFFILIATE OF THE   AFFILIATE OF THE    AN AFFILIATE OF
                                              COMMISSIONS          FUND OR            FUND OR          THE FUND OR
                                                  ($)              ADVISER            ADVISER            ADVISER
BROWN ADVISORY SMALL-CAP GROWTH
FUND
Year Ended May 31, 2002                         $47,944              $0                 0%                 0%
Year Ended May 31, 2001                         $15,059              $0                 0%                 0%
June 28, 1999 to May 31, 2000                     6,212              $0                 0%                 0%
BROWN ADVISORY GROWTH EQUITY
FUND
Year Ended May 31, 2002                         $24,194              $0                 0%                 0%
Year Ended May 31, 2001                         $73,589              $0                 0%                 0%
June 28, 1999 to May 31, 2000                    46,206              $0                 0%                 0%

The increase in commissions generated by Brown Advisory Small-Cap Growth Fund during the fiscal year ended May 31, 2002 is attributable to an increased cash flow into the Fund over the last fiscal year and the investment of that cash in securities.

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following tables list the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

REGULAR BROKER OR DEALER                                             VALUE HELD
Robertson Stephens & Co.                                               $10,450
Thomas Weisel Partners                                                  $5,293
Bear Stearns & Co. Inc.                                                 $6,546
Prudential Securities                                                   $2,594
First Union Capital Mk                                                  $4,443
Dain Rauscher Inc.                                                        $726
Jefferies & Company Inc.                                                $4,977
Legg Mason Wood Walker                                                  $2,132
First Union Capital                                                       $804
First Boston Corporation                                                  $135
Stephens, Inc.                                                            $410
ITG                                                                       $136
Ferris Baker Watts, Inc.                                                  $356
Paine Webber Group Inc.                                                   $126

BROWN ADVISORY GROWTH EQUITY FUND

REGULAR BROKER OR DEALER                                             VALUE HELD
Paine Webber Group Inc.                                                 $3,422
Bridge Trading                                                          $6,332
First Boston Corporation                                                $1,535
Goldman Sachs & Co.                                                     $3,275
Merrill Lynch Pierce                                                    $1,189
Bear Stearns & Co. Inc.                                                 $2,548
Sanford Bernstein                                                       $1,182
Solomon Smith Barney                                                      $426
Cowen & Company                                                           $558
JP Morgan Securities                                                    $1,368
ISI Group, Inc.                                                           $612
Morgan Stanley Group                                                    $2,036
Merrill Lynch & Co. Inc.                                                  $522
JP Morgan Chase                                                           $336
Jefferies & Company                                                       $492
Keefe Bruyette & Woods                                                    $756
Capital Markets                                                           $330
Prudential Securities                                                     $800
Bernstein, Sanford C.                                                     $222
First Boston Triparty                                                     $186
Putnam Investment                                                         $168
First Union Capital                                                       $180
Soundview Financial                                                        $72

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of February 5, 2003.

BROWN ADVISORY SMALL-CAP GROWTH FUND

NAME AND ADDRESS                          SHARES                   % OF CLASS                       % OF FUND
Institutional Shares
Brown Advisory and Trust Company      13,155,575.327                  91.93                           82.45
19 South Street
Baltimore, MD 21202

A Shares
Bankers Trust Corp & Affil.            394,924.877                    24.02                            2.48
401K Savings Plan
100 Plaza One
Jersey City, NJ 07311-3999

B Shares
None

BROWN ADVISORY GROWTH EQUITY FUND

NAME AND ADDRESS                          SHARES                   % OF CLASS                       % OF FUND
Institutional Shares
Brown Advisory and Trust Company      4,579,588.913                   95.64                           95.64
19 South Street
Baltimore, MD 21202

A Shares
None

APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

Tables 1 through 3 show performance of each Fund as of periods ending November 30, 2002. Performance Information for A and B Shares of Brown Advisory Small-Cap Growth Fund and for A Shares of Brown Advisory Growth Equity Fund is not included as those share classes have not completed their initial fiscal year as of the date of this SAI.

TABLE 1 - TOTAL RETURN BEFORE TAXES

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                ONE YEAR     SINCE INCEPTION (1)

Institutional Shares            -26.03 %            -7.59%
 A Shares                          N/A               N/A
 B Shares                          N/A               N/A

(1)  Commenced operations on June 28, 1999.

BROWN ADVISORY GROWTH EQUITY FUND

                                ONE YEAR     SINCE INCEPTION (1)

Institutional Shares            -21.28%             -9.89%
 A Shares                          N/A               N/A


 (1)  Commenced operations on June 28, 1999.

TABLE 2 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                ONE YEAR     SINCE INCEPTION (1)

Institutional Shares            -26.03%             -7.80%
 A Shares                          N/A               N/A
 B Shares                          N/A               N/A

(1)  Commenced operations on June 28, 1999.

BROWN ADVISORY GROWTH EQUITY FUND

                                ONE YEAR     SINCE INCEPTION (1)

Institutional Shares            -21.44%             -9.99%
 A Shares                         N/A                N/A

 (1)  Commenced operations on June 28, 1999.

TABLE 3 - TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

BROWN ADVISORY SMALL-CAP GROWTH FUND

                                ONE YEAR     SINCE INCEPTION (1)

Institutional Shares            -15.99%             -5.85%
 A Shares                          N/A               N/A
 B Shares                          N/A               N/A

(1)  Commenced operations on June 28, 1999.

BROWN ADVISORY GROWTH EQUITY FUND

                                ONE YEAR     SINCE INCEPTION (1)

Institutional Shares            -13.07%             -7.74%
 A Shares                         N/A                N/A

 (1)  Commenced operations on June 28, 1999.


                                      C-1